UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2013

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 8, 2013, Dollar General Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the promotion of Todd J. Vasos to Chief Operating Officer. This Current Report on Form 8-K/A amends the Original 8-K to provide certain compensatory information in connection with such promotion that was not determined at the time of the Original 8-K.

On December 3, 2013, in connection with Mr. Vasos’s promotion, the Compensation Committee of the Company’s Board of Directors approved (1) an increase in Mr. Vasos’s annual base salary from $687,107 to $750,000, effective November 4, 2013; (2) an increase in Mr. Vasos’s targeted annual bonus from 65% to 80% of his base salary, to be prorated from the date of his promotion, with respect to any bonus earned in the current fiscal year and with the actual bonus amount to be based on the achievement of performance targets previously established by the Compensation Committee in accordance with the terms of the Company’s annual bonus plan; and (3) an award of a non-qualified stock option (the “Option”) to purchase 2,880 shares of the Company’s common stock at a per share exercise price of $56.48 per share which was the closing price of the Company’s common stock as reported on the New York Stock Exchange on the grant date of the Option. Subject to certain limited vesting acceleration events, the Option is scheduled to vest in four annual installments of 25% beginning on December 3, 2014 and will terminate no later than December 3, 2023. The Option was granted pursuant to the terms and conditions of the Amended and Restated 2007 Stock Incentive Plan for Key Employees of Dollar General Corporation and the related form of Stock Option Agreement.

 In addition, on December 4, 2013, the Company and Mr. Vasos entered into an amendment to Mr. Vasos’s employment agreement, effective November 4, 2013 (the “Amendment to Employment Agreement”), to reflect his title and the increase in his annual base salary. The Amendment to Employment Agreement is attached hereto as Exhibit 10.1.

Except as described herein, all other terms of Mr. Vasos’s existing employment agreement with the Company and other previously disclosed compensatory arrangements remain in full force and effect.

The foregoing description of the Amendment to Employment Agreement is not a complete summary of the terms of such document, and reference is made to the complete text of such document which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired.  N/A

(b)

Pro forma financial information.  N/A

(c)

Shell company transactions.  N/A

(d)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2013	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated December 4, 2013 and effective as of November 4, 2013, by and between Dollar General Corporation and Todd J. Vasos

3

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